Exhibit 99.1

                                  NEWS RELEASE
                             SUMMIT LIFE CORPORATION

FOR ADDITIONAL INFORMATION CONTACT: James L. "Jim" Smith,
                                                   Chairman and CEO
                                                   405-677-0781

o        SUMMIT LIFE ANNOUNCES 4TH QUARTER RESULTS
o        EARNINGS INCREASE 12 CENTS PER SHARE; REVENUES UP 600%

Oklahoma City,  Oklahoma,  Monday,  March 18, 2002 . . . Summit Life Corporation
(OTCBB: SUMC) announced that 4th quarter results included net earnings from operations of $34,723, or 1 cent per share, compared to a net loss from operations of $243,528, or 11 cents per share, for the comparable quarter in 2000. Commenting on the fourth quarter results, James L. "Jim" Smith, Chairman and CEO of Summit Life, noted, "The improving trend in assets, revenues, and new business growth, plus stabilization of expenses, resulted in a strong close for the year."

Revenues for the quarter were $200,737, an increase of more than 600% from the comparable quarter of 2000, while expenses decreased almost 40%, dropping from $271,585 in the 4th quarter 2000 to $166,014 in the 4th quarter 2001. After taking into account the payment of dividends on the company's preferred shares, Summit Life reported net income of $22,223 for the quarter ended December 31, 2001, compared to a net loss of $256,028 for the comparable period in 2000.

This release contains statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
including statements relating to trends in the company's operations and financial results and the business and the products of the company, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the company. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those included in the forward-looking statements as a result of risks and uncertainties including, but not limited to the following: (i) changes in general economic conditions, including the performance of financial markets and interest rates; (ii) heightened competition, including with respect to pricing, entry of new competitors and the development of new products by new and existing competitors; (iii) unanticipated changes in industry trends; (iv) the company's primary reliance, as a holding company, on dividends from its life insurance subsidiary to meet dividend payment obligations on the company's outstanding preferred stock and the applicable regulatory restrictions on the ability of insurance company subsidiaries to pay such dividends; (v) catastrophe losses; (vi) adverse litigation or arbitration results; (vii) regulatory, accounting or tax changes that may affect the cost of, or demand for, the company's products or services;
(viii) discrepancies between actual claims experience and assumptions used in setting prices for the company's products and establishing the liabilities for the company's obligations for future policy benefits and claims; and (ix) other risks and uncertainties described from time to time in the company's filings with the Securities and Exchange Commission, including its SB-2 registration statement. The company specifically disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

                                       5


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                                                                    EXHIBIT 99.1

                    Summit Life Corporation and Subsidiaries

                      Consolidated Statements of Operation
                                   (Unaudited)
                                                                Three           Three
                                                            Months Ended     Months Ended
                                                            Dec. 31, 2001    Dec. 31, 2000
Revenues
    Gross premium income                                     $    68,452      $    43,651
    Reinsurance premium ceded                                    (10,806)          (5,597)
                                                             ----------------------------
               Net premium income                                 57,646           38,054
    Investment activity
               Net investment income                              94,475           91,363
               Net realized gain (loss)
                  on sale of investments                            (962)          52,552
               Net losses on trading securities                   38,814         (159,755)
    Other                                                         10,764            5,843
                                                             ----------------------------
                                                                 200,737           28,057

Benefits, losses and expenses
    Policy benefits                                               35,816           14,794
    Change in policy reserves                                     (4,396)          74,018
    Interest expense                                                 277            2,161
    Taxes, licenses and fees                                      19,459           13,906
    Depreciation and amortization                                 11,842           45,338
    General, administrative and
       other operating expenses                                  103,016          121,368

                                                             ----------------------------
                                                             $   166,014      $   271,585
                                                             ----------------------------

               NET GAIN (LOSS)                                    34,723         (243,528)

Pref. Stock Dividend Requirement                                  12,500           12,500

               NET GAIN (LOSS) APPLICABLE
                                                             ----------------------------
                                          TO COMMON SHARES   $    22,223      $  (256,028)
                                                             ============================

Gain ((loss) per common share -
               Basic and diluted
    From continuing operations                               $      0.01           ($0.11)
    From discontinued operations

               NET GAIN (LOSS)                               $      0.01           ($0.11)

Wtd. ave. outstanding common shares, basic and diluted         2,248,605        2,248,605
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                    SUMMIT LIFE CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                     ASSETS

                                                         December 31, 2001    December 31, 2000
                                                         -----------------    -----------------
INVESTMENTS
           Debt securities--held to maturity             $         279,871    $         328,075
           Debt securities--available for sale                   2,180,629            2,426,607
           Equity securities--trading                               84,934              113,643
           Equity securities--available for sale                   291,248                8,915
           Equity securities--other                                 66,788               63,663
           Mortgages                                               697,374              734,220
           Notes receivable                                         44,659              207,658
           Short-term investments                                  250,000                 --
           Policy loans                                            113,865               33,382
           Investments in limited partnerships                      30,800               57,300
                                                         -----------------    -----------------
                                                                 4,040,168               90,682

CASH AND CASH EQUIVALENTS                                        1,661,410            1,436,338

RECEIVABLES
           Accrued investment income                                54,993               41,984
           Other                                                    37,583                9,928
                                                         -----------------    -----------------
                                                                    92,576               51,912

PROPERTY AND EQUIPMENT--AT COST
           Building and improvements                               342,919              129,419
           Furniture and equipment                                 119,198              116,570
           Automobiles                                              22,015               22,015
                                                         -----------------    -----------------
                                                                   484,132              268,004
                Less accumulated depreciation                     (130,870)            (102,638)
                                                         -----------------    -----------------
                                                                   353,262              165,366
           Land                                                     56,000               56,000
                                                         -----------------    -----------------
                                                                   409,262              221,366

OTHER ASSETS
           Costs in excess of net assets of businesses
             acquired, less accumulated amortization                35,000               40,000
           Deferred policy acquisition costs                       107,765               57,527
           Value of purchased insurance business                   355,966              321,851
           Deferred income taxes                                    37,240               37,241
           Public offering costs                                    56,653                1,853
           Other                                                    46,555               21,131
                                                         -----------------    -----------------
                                                                   639,179              479,603
                                                         -----------------    -----------------

                                                         $       6,842,595    $       6,162,682
                                                         =================    =================
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                    SUMMIT LIFE CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                  December 31, 2001    December 31, 2000
                                                                  -----------------    -----------------
LIABILITIES
                  Policy reserves and policyholder funds          $       5,364,682    $       4,708,295
                  Unpaid claims                                              24,971              175,951
                  Accounts payable                                           63,116               39,458
                  Notes payable                                               8,233               15,424
                  Other liabilities                                         111,206              248,254
                                                                  -----------------    -----------------
                                                                  $       5,572,208    $       5,187,382

STOCKHOLDERS' EQUITY
                  Common stock, $.01 par value                               22,676               22,676
                  Preferred stock, $.001 par value, stated at
                      Liquidation value                                     500,000              500,000
                  Preferred stock, Series B                                 350,000              350,000
                  Additional paid-in capital                              2,923,596            2,923,596
                  Common stock of parent held by subsidiary                 (95,000)             (95,000)
                  Common stock subscribed, not issued                       422,200                 --
                  Preferred stock subscribed                                   --                650,000
                  Accumulated other comprehensive income (loss)
                      Unrealized appreciation (depreciation) of
                         securities                                          13,709              (19,882)
                  Accumulated deficit                                    (2,866,794)          (2,706,090)
                      Less stock subscriptions receivable                      --               (650,000)
                                                                  -----------------    -----------------
                                                                          1,270,387              975,300
                                                                  -----------------    -----------------

                                                                  $       6,842,595    $       6,162,682
                                                                  =================    =================
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